SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2002

                            AVONDALE CAPITAL I CORP.
             (Exact name of registrant as specified in its charter)


          Oklahoma                   0-32593                     73-1599600
 ---------------------------        ----------                -----------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

           3033 N.W 63rd Street, Suite 200
                Oklahoma City, Oklahoma                          73116-3607
        --------------------------------------                    --------
       (Address of principal executive offices)                  (Zip Code)


                                 (405) 235-5728
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets.

     Effective on September 16, 2002, Avondale Capital I Corp. an Oklahoma corporation ("Avondale") acquired all of the shares of stock of FHW, Inc. an Oklahoma corporation ("FHW"). The Securities Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, provided that the sole shareholder of FHW was to receive as consideration for the purchase of the stock shares of common stock of Avondale.

     FHW provides consulting services to businesses primarily in the nature of finance, bank lending and other forms of corporate finance. Such services are provided primarily through Frank H. Ward, who has become a part of Avondale's ownership and management as the Executive Vice President and member of the Board of Directors. Avondale intends to continue to provide such services.

     Mr. Frank H. Ward started FHW in May, 2002 to provide consulting services regarding corporate finance and bank lending. Prior to founding FHW, Mr. Ward had provided financial consulting and lending brokerage services for nearly 20 years. From 1996 to 1997, he was a consultant with TAIM Investment Company in Oklahoma City, Oklahoma. From 1978 to 1982, Mr. Ward was the Managing General Partner of a limited partnership which built and operated franchised Sonic Drive-In restaurants. Mr. Ward attended Central State University from 1955 to 1957.

Item 7. Financial Statements and Exhibits

     (a)-(b) Financial Statements and Pro Forma Financial Information. The required financial statements and pro forma financial information are filed as a part of this Current Report on Form 8-K.

     (c) Exhibits. The Securities Purchase Agreement is filed at Exhibit 2.1 as a part of this Current Report on Form 8-K.

--------------------------------------------------------------------------------


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AVONDALE CAPITAL I CORP.


Dated: September 25, 2002                   By:  /s/  MARK A. ROBERTSON
                                               --------------------------------
                                                      Mark A. Robertson
                                                      Secretary/Treasurer

                                  Exhibit Index


Exhibit No.         Description
-----------         ---------------------------------------------------------

   2.1              Securities Purchase Agreement dated September 16, 2002.


                             Avondale Capital I Corp.
                           (A Development Stage Company)
                              Proforma Balance Sheet
                            December 31, 2001 and 2000



                                                                   2001      2000
                                                                  -------   -------

                                                        ASSETS

Cash and cash equivalents                                          13,735     4,183
Subscriptions receivable                                            1,750      --
Equipment, net                                                      3,017      --
                                                                  -------   -------
                                                   TOTAL ASSETS   $18,502     4,183
                                                                  =======   =======

                                                    LIABILITIES

Accrued income taxes payable                                          785       301
                                                                  -------   -------
                                              TOTAL LIABILITIES       785       301


                                           STOCKHOLDERS' EQUITY


Common stock - par value $0.002, 24,000,000
   shares authorized; 2,050,000 issued; 2,315,000
   proforma shares issued                                           4,630     3,590
Preferred stock - par value $0.002, 1,000,000
   shares authorized; -0- shares issued and outstanding              --        --
Additional paid in capital                                         10,351       590
Deficit accumulated during development stage                        2,736      (298)
                                                                  -------   -------
                                     TOTAL STOCKHOLDERS' EQUITY    17,717     3,882
                                                                  -------   -------

                     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $18,502   $ 4,183
                                                                  =======   =======


                   See notes to proforma financial statements



                                    Avondale Capital I Corp.
                                  (A Development Stage Company)
                                Proforma Statement of Operations
                    As of and for the Years Ending December 31, 2001 and 2000



                                                       Period from Oct       Period from Oct
                                                     (inception) through   (inception) through
                                                      December 31, 2001     December 31, 2000
                                                      -----------------     -----------------

                                             REVENUES

Professional Fees                                           57,188                  --
                                                           -------               -------
                                       TOTAL REVENUES       57,188                  --


                                             EXPENSES

General and Administrative                                  21,037
Professional Fees                                           31,686                  298
Depreciation                                                   944
                                                           -------               -------
                                       TOTAL EXPENSES       53,667                  298
                                                           -------               -------

                                  INCOME BEFORE TAXES        3,521                 (298)


Income Taxes                                                   785                  --
                                                           -------               -------
                                           NET INCOME      $ 2,736                 (298)
                                                           =======               =======


                           See notes to proforma financial statements




                                                     Avondale Capital I Corp.
                                                   (A Development Stage Company)
                                       Proforma Statement of Changes in Stockholders' Equity
                                               From inception to December 31, 2001



                                                                                                                        Deficit
                                                                                                                      Accumulated
                                                                                                                        During
                                                                              Common Stock             Paid in        Development
                                                       Date               Shares         Amount        Capital          State
                                                 --------------------------------------------------------------------------------
Issuance of common stock for cash                October 31, 2000        1,500,000       $3,000

Sale of stock pursuant to Private Placement
   Memorandum dated November 30, 2000            Nov 30-Dec 31, 2000       295,000          590           590

Net Loss                                                                                                                 (298)
                                                                         ----------------------------------------------------
Balance, December 31, 2000                                               1,795,000        3,590           590            (298)

Sale of stock pursuant to Private Placement
   Memorandum dated November 30, 2000            Jan 1 - Jan 31, 2001      255,000          510           510

Proforma issuance of common stock
   to purchase FHW, Inc, December 31, 2001       December 31, 2001           5,000           10         9,251

Proforma issuance of stock subscriptions         December 31, 2001         260,000          520

Proforma Net Loss                                                                                                       3,034
                                                                         ----------------------------------------------------
Balance, December 31, 2001                                               2,315,000   $ 4,630.00      $ 10,351         $ 2,736
                                                                         ====================================================


                                            See notes to proforma financial statements



                                        Avondale Capital I Corp.
                                      (A Development Stage Company)
                                    Proforma Statement of Cash Flows
                        As of and for the Years Ending December 31, 2001 and 2000



                                                                Period from Oct        Period from Oct
                                                              (inception) through    (inception) through
                                                               December 31, 2001      December 31, 2000
                                                               -----------------      -----------------

                          Cash flows from operating activities:


Net income (loss)                                                    2,736                   (298)

Adjustments to reconcile net income (loss) to net
   cash provided by operating activities:
Depreciation                                                           944                    --
Increase (decrease) in accounts payable                                785                     301
                                                                  --------                --------
                      Net cash provided by operating activities      4,465                       3


                           Cash flows from financing activities
Proceeds from issuance of common stock                               9,270                   4,180
                                                                  --------                --------

                      Net cash provided by financing activities      9,270                   4,180
                                                                  --------                 --------

Net increase (decrease) in cash and cash equivalents                13,735                   4,183


               Cash and cash equivalents at beginning of period       --                      --
                                                                  --------                --------

                     Cash and cash equivalents at end of period   $ 13,735                $  4,183
                                                                  ========                ========

                  Supplemental schedule of noncash transactions
Equipment of FHW acquired with common stock                       $  3,961
Subscription Receivable                                              1,750
                                                                  --------
                                    Total Non Cash Transactions   $  5,711



Common Stock, December 31, 2001                                      4,630
Paid in Capital, December 31, 2001                                  10,351
Cash raised by sale of common stock                                 (5,200)
FHW, Inc. cash at January 1, 2001                                   (4,070)


                         Reconcilation of Non Cash Transactions      5,711


Cash raised by sale of common stock                                  5,200
FHW, Inc. cash at January 1, 2001                                    4,070


                         Proceeds from issuance of common stock      9,270


                               See notes to proforma financial statements

                            Avondale Capital I Corp.
                          (A Development Stage Company)
                     Notes to Proforma Financial Statements
                           December 31, 2001 and 2000





NOTE A - NATURE OF OPERATIONS AND SUMMARY OF ACCOUNTING POLICIES

Avondale Capital I Corp. (the "Company"), a development stage company, was incorporated on October 31, 2000 under the laws of the State of Oklahoma, to develop itself through registration under the Securities Act of 1934 and, as a reporting company, actively seek to purchase, merge or otherwise combine with other active businesses.

Basis of Accounting
The Company prepares its financial statements using the accrual basis of accounting. All revenues are recognized when earned and all expenses recognized when incurred.

Proforma Consolidation
The financial statements have been prepared on a proforma consolidation basis. The planned purchase by Avondale Capital I, Inc. of FHW, Inc. has been accounted for as if it had occurred as of December 31, 2001. This transaction has not occurred as of December 31, 2001. The proforma transaction is a stock for stock merger with Avondale Capital I, Inc. acquiring 100% of FHW, Inc. for 5,000 shares of Avondale Capital common stock. In addition the shareholders of Avondale Capital I, Inc. will give 210,000 share of Avondale Capital I common stock to the stockholders of FHW, Inc. There were no intercompany transactions that would required elimination.

Proforma Stock Subscription Receivable
The financial statements have been prepared with the proforma assumption that a planned stock subscription has occurred. The stock subscription is for 260,000 shares of common stock priced at $1,750. This transaction had not occurred as of December 31, 2001.

Cash and Cash Equivalents
For purposes of the cash flow statement, the Company recognizes all highly liquid debt instruments with a maturity of three months or less to be a cash equivalent.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the amounts reported and contingent liabilities disclosed in the financial statements and accompanying notes. Actual results inevitably will differ from those estimates and such differences may be material to the financial statements.

Income taxes
Deferred income taxes are provided on temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements that will result in taxable or deductible amounts in future years. Deferred income tax assets or liabilities are determined by applying the presently enacted tax rates and laws. At December 31, 2001 and 2000, the Company had no deferred tax assets or liabilities.

NOTE B - STOCK OFFERING

Pursuant to a Private Placement Memorandum dated November 30, 2000, the Company, in conjunction with Sherwood Capital I, II and III Corp. and Avondale Capital II and III Corp., offered for sale 500,000 shares of its common stock in 100 units. Each unit, offered at a price of $120, consists of 30,000 shares of common stock, 5000 shares in each of the six companies. The Offering was amended to increase the total number of units to 110. As of December 31, 2000, a total of 59 units had been sold. The remaining 51 units were sold prior to January 24, 2001.

FHW, Inc.

Financial Statements and Auditor's
Report Thereon as of and for the Year Ending

June 30, 2002

                          HUNTER, ATKINS & RUSSELL, PLC
                          CERTIFIED PUBLIC ACCOUNTANTS




A.T.(Al) Hunter                                       5805 North Grand, Suite D
  Dennis Atkins                                       Oklahoma City, OK  73118
  Casey Russell                                         Mail: P.O. Box 12056
                                                      Oklahoma City, OK  73157
  Member SEC                                          Telephone:  (405) 843-3964
Practice Section                                        Fax:  (405) 843-9975

                                                    Internet:HARCPAS@HOTMAIL.COM
--------------------------------------------------------------------------------


                          Independent Auditor's Report

We have audited the accompanying balance sheet of FHW, Inc. as of June 30, 2002, and the related statements of income, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FHW, Inc. as of June 30, 2002 and the results if its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.



July 18, 2002

                                    FHW, Inc.
                                  Balance Shee
                                  June 30, 2002



                                                         ASSETS


Cash in Bank                                                               3,584
Property and Equipment (Net)                                               3,017
                                                                          ------

                                                   TOTAL ASSETS           $6,601
                                                                          ======

                                                    LIABILITIES

Income Taxes Payable                                                         243
                                                                          ------

                                              TOTAL LIABILITIES              243


                                           STOCKHOLDERS' EQUITY


Common Stock, par value $1.00,
  50,000 shares authorized and
  500 shares issued and outstanding                                          500
Retained Earnings                                                          5,858
                                                                          ------

                                     TOTAL STOCKHOLDERS' EQUITY            6,358
                                                                          ------

                     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $6,601


   The accompanying notes are an integral part of theses financial statements
                                     Page 2

                                    FHW Inc.
                                Income Statement
                   As of and for the Year Ending June 30, 2002



                                                       REVENUES

Consulting Fees Earned                                                    69,954
                                                                         -------

                                                 TOTAL REVENUES           69,954

                                                       EXPENSES
Contract Services                                                         30,957
General and Administrative Services                                       36,826
Depreciation                                                                 944
                                                                         -------
                                                 TOTAL EXPENSES           68,727
                                                                         -------

                                 NET INCOME BEFORE INCOME TAXES            1,227

Income Taxes                                                                 243
                                                                         -------

                                                     NET INCOME          $   984
                                                                         =======


   The accompanying notes are an integral part of theses financial statements
                                     Page 3

                                    FHW, Inc.
                  Statement of Changes in Stockholders' Equity
                   As of and for the Year Ending June 30, 2002



                                Common Stock           Retained
                             Shares       Amount       Earnings        Total
                             -----------------------------------------------

Balance July 1, 2001          500           500       $ 4,874          5,374

Net Income                                  984                          984

Balance June 30, 2002         500       $ 1,484       $ 4,874        $ 6,358
                             ===============================================


   The accompanying notes are an integral part of theses financial statements
                                     Page 4

                               FHW, Inc.
                        Statement of Cash Flows
              As of and for the Year Ending June 30, 2002



                                   CASH FLOWS FROM OPERATING ACTIVITIES


Net Income                                                                $  984
Adjustements to reconcile net income to net cash provided by operating activities:

Depreciation                                                                 944
Increase in Income Taxes Payable                                             243
                                                                          ------

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                           2,171

                           Cash and Cash Equivalents, Beginning of Year     1413

                                 Cash and Cash Equivalents, End of Year   $3,584
                                                                          ======


The accompanying notes are an integral part of theses financial statements
                                     Page 5

FHW, Inc.
Notes to Financial Statements
June 30, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

OPERATIONS
FHW, Inc. is a management and financial consulting firm, offering services to business across the United States.

BASIS OF ACCOUNTING
FHW, Inc. prepares its financial statements on the accrual basis. Revenues are recorded when earned and expenses are recorded when incurred.

CASH AND CASH EQUIVALENTS
The Company considers all highly-liquid instruments purchased with a maturity of three months or less to be cash or cash equivalent.

DEPRECIATION
Property and equipment are stated at cost. Depreciation is provided using the straight-line method of depreciation over the estimated useful lives of the assets. Depreciation expense for the year ending June 30, 2002 was $944.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
The preparation of financial statements in conformity with generally accepted accounting requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

INCOME TAXES
Income tax provision consists of the following for the year ended June 30, 2002:
         Current tax expense
                  Federal                   $174
                  Oklahoma                    69
The Company had no deferred assets or liabilities as of June 30, 2002.

SUBSEQUENT EVENTS
As of June 30, 2002 the Company had agreed to be acquired by another company. The transaction will take place sometime in fiscal year 2002/2003

                                     Page 6